TRAVELERS SERIES FUND INC.

on behalf of the

Smith Barney Large Capitalization Growth Portfolio

Smith Barney Large Cap Value Portfolio

Smith Barney Mid Cap Portfolio

Supplement dated September 28, 2004

to the Prospectuses, dated February 27, 2004

and to the Statement of Additional Information dated February 27, 2004

The following information supersedes certain disclosure in the section of each fund’s prospectus entitled “Investments, Risks and Performance—Principal investment strategies—Key investments” and corresponding sections of each fund’s Statement of Additional Information:

Effective November 1, 2004, the fund listed below will consider mid capitalization companies to be companies with market cap values of at least $1 billion and not exceeding (i) $10 billion or (ii) the highest month-end market capitalization value of any stock in the Russell Mid Cap Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered to be securities of mid capitalization companies for purposes of the fund’s 80% investment policy.

TRAVELERS SERIES FUND INC.
SMITH BARNEY MID CAP CORE PORTFOLIO	February 27, 2004

Effective November 1, 2004, the funds listed below will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

TRAVELERS SERIES FUND INC.
SMITH BARNEY LARGE CAP VALUE PORTFOLIO	February 27, 2004
SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO	February 27, 2004

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